SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made effective as of the ___ day of December, 2007

AMONG:

TAMM OIL AND GAS CORP., a Nevada company having an office for business located at 460 734, 7 Avenue SW, Calgary, AB V7K 2R3 Canada

(“Tamm”)

AND:

ARTHUR SULZER, of Oberer Hüsliweg 33, CH-8166 Niederweningen, Switzerland, A SHAREHOLDER OF DEEP WELL OIL & GAS, INC. (“DWOG”)

(the “Selling Shareholder”)

WHEREAS:

A.        The Selling Shareholder is the registered and beneficial owner of 2,597,509 issued and outstanding common shares in the capital of DWOG;

B.        Tamm has agreed to issue 2,597,509 common shares in the capital of Tamm to the Selling Shareholder as consideration for the purchase, by Tamm, of 2,597,509 issued and outstanding common shares of DWOG held by the Selling Shareholder (the “DWOG Shares”); and

C.        Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholder has agreed to sell all of the DWOG Shares held by the Selling Shareholder to Tamm in exchange for common shares of Tamm.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.	DEFINITIONS

1.1	Definitions. The following terms have the following meanings, unless the context indicates otherwise:

	(a)	“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

(b)

“Closing” shall mean the completion of the Transaction, in accordance with Section 5 hereof, at which time the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

	(c)	“Closing Date” shall mean on or prior to December 31, 2007, unless otherwise agreed by the parties hereto;

(d)	“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

(e)	“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

(f)	“DWOG Shares” shall have the meaning ascribed to such term in recital B above;

(g)	“GAAP” shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

(h)	“Tamm Shares” shall mean those 2,597,509 fully paid and non-assessable common shares of Tamm to be issued at a deemed price of $0.001 per share to the Selling Shareholder by Tamm on the Closing Date;

(i)	“Non-U.S. Shareholder Certificate” shall mean the Non-U.S. Shareholder Certificate attached as Schedule 1;

(j)	“SEC” shall mean the United States Securities and Exchange Commission;

(k)	“Securities Act” shall mean the United States Securities Act of 1933, as amended; and

(l)	“Transaction” shall mean the purchase of the DWOG Shares by Tamm from the Selling Shareholder in consideration for the issuance of the Tamm Shares.

1.2	Schedules. The following schedules are attached to and form part of this Agreement:

Schedule 1 -        Non-U.S. Shareholder Certificate

1.3	Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

2.	THE OFFER, PURCHASE AND SALE OF SHARES

2.1

Offer, Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Selling Shareholder hereby covenants and agrees to sell, assign and transfer to Tamm, and Tamm hereby covenants and agrees to purchase from the Selling Shareholder the DWOG Shares.

2.2

Consideration. As consideration for the sale of the DWOG Shares by the Selling Shareholder, Tamm shall allot and issue the Tamm Shares to the Selling Shareholder on the basis of one Tamm Share for each one DWOG Share held by the Selling Shareholder. The Selling Shareholder acknowledges and agrees that the Tamm Shares are being issued pursuant to a safe harbor from the prospectus and registration requirements of the Securities Act. The Selling Shareholder agrees to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Tamm Shares issued on Closing to the Selling Shareholder who is a U.S. person, as defined by Regulation S of the Securities Act will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the Tamm Shares are restricted securities and will be issued to the Selling Shareholder pursuant to a safe harbor from the registration requirements of the Securities Act:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS

DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

2.3

Share Exchange Procedure. On Closing, the Selling Shareholder will: (i) exchange his, her or its share certificate representing the DWOG Shares by delivering such certificate to Tamm duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions; or (ii) if the Selling Shareholder holds the DWOG Shares beneficially in book entry form in an account with the Depository Trust Company (“DTC”), credit Tamm’s balance account with DTC thorough the Fast Automated Securities Transfer Program or such other available transfer program, for the number of shares of DWOG entitled to be received by Tamm upon exchange of the Tamm Shares as contemplated in Section 2.2 above, to allow the transfer agent to issue certificates for the Tamm Shares to the Selling Shareholder together with a duly executed Non-U.S. Shareholder Certificate. Notwithstanding the foregoing, if the Selling Shareholder does not hold the DWOG Shares in certificate form, Tamm shall be entitled to accept the exchange of the DWOG Shares for Tamm Shares as contemplated in this Agreement in whatever form is acceptable to Tamm in its sole discretion.

2.4	Closing Date. The Closing will take place, subject to the terms and conditions of this Agreement, on the Closing Date.

2.5

Restricted Shares. The Selling Shareholder acknowledges that the Tamm Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws. The Selling Shareholder has sought and obtained independent legal advice as to the resale restrictions applicable in the jurisdiction of residence, and under U.S. securities laws generally. Tamm has not undertaken, and will have no obligation, to register any of the Tamm Shares under the Securities Act; provided, however, that Tamm will assist in providing legal opinions to the Selling Shareholder at the Selling Shareholder’ cost when the Selling Shareholder may resell its respective shares under Rule 144 promulgated under the Securities Act.

3.	REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDER

The Selling Shareholder represents and warrants to Tamm, and acknowledge that Tamm is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Tamm, as follows:

3.1

Authority. The Selling Shareholder has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “DWOG Documents”) to be signed by the Selling Shareholder and to perform its obligations hereunder and to consummate the transactions contemplated hereby. No other corporate or shareholder proceedings on the part of the Selling Shareholder is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other DWOG Documents when executed and delivered by DWOG as contemplated by this Agreement will be, duly executed and delivered by the Selling Shareholder and this Agreement is, and the other DWOG Documents when executed and delivered as contemplated hereby will be, valid and binding obligations of the Selling Shareholder enforceable in accordance with their respective terms except.

3.2	Compliance.

(a)

immediately prior to and at the Closing, each Selling Shareholder shall be the legal and beneficial owner of the DWOG Shares and on the Closing Date, the Selling Shareholder shall transfer to Tamm the DWOG Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character;

(b)

none of the Tamm Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state and provincial securities laws;

(c)

the decision to execute this Agreement and acquire the Tamm Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of Tamm, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by Tamm with the Securities and Exchange Commission (the "SEC");

	(d)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Tamm Shares;

	(e)	there are risks associated with an investment in the Tamm Shares;

(f)

the Selling Shareholder has not acquired the Tamm Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act) in the United States in respect of the Tamm Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the

Tamm Shares; provided, however, that the Selling Shareholder may sell or otherwise dispose of the Tamm Shares pursuant to registration thereof under the Securities Act and any applicable state or provincial securities laws or under an exemption from such registration requirements;

(g)

The Selling Shareholder and the Selling Shareholder’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Tamm in connection with the distribution of the Tamm Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about Tamm;

(h)

Tamm will refuse to register any transfer of the Tamm Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws;

(i)

the statutory and regulatory basis for the exemption claimed for the offer of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act or any applicable state and provincial securities laws;

(j)

the Selling Shareholder has been advised to consult their own legal, tax and other advisors with respect to the merits and risks of an investment in the Tamm Shares and with respect to applicable resale restrictions, and it is solely responsible (and Tamm is not in any way responsible) for compliance with: (i) any applicable laws of the jurisdiction in which the Purchaser is resident in connection with the distribution of the Tamm Shares hereunder, and (ii) applicable resale restrictions;

(k)	the Selling Shareholder is not acquiring the Tamm Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(l)	The Selling Shareholder is not a U.S. Person;

(m)

the Selling Shareholder are acquiring the Tamm Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Tamm Shares in the United States or to U.S. Persons;

(n)

the Selling Shareholder are outside the United States when receiving and executing this Agreement and are acquiring the Tamm Shares as principal for the Selling Shareholder's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such securities;

(o)

the Selling Shareholder understands and agrees that none of the Tamm Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

(p)

the Selling Shareholder understands and agrees that offers and sales of any of the Tamm Shares prior to the expiration of a period of one year after the date of original issuance of the securities (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(q)

the Selling Shareholder understand and agree not to engage in any hedging transactions involving any of the Tamm Shares unless such transactions are in compliance with the provisions of the Securities Act and in each case only in accordance with applicable state and provincial securities laws; and

(r)

the Selling Shareholder is not aware of any advertisement of any of the Tamm Shares and is not acquiring the Tamm Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

4.	REPRESENTATIONS AND WARRANTIES OF TAMM

Tamm represents and warrants to the Selling Shareholder and acknowledges that the Selling Shareholder is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of the Selling Shareholder, as follows:

4.1

Organization and Good Standing. Tamm is duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted.

4.2

Authority. Tamm has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Tamm Documents”) to be signed by Tamm and to perform its obligations hereunder and to consummate the Transaction contemplated hereby. The execution and delivery of each of the Tamm Documents by Tamm and the consummation by Tamm of the Transaction contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Tamm is necessary to authorize such documents or to consummate the Transaction contemplated hereby. This Agreement has been, and the other Tamm Documents when executed and delivered by Tamm as contemplated by this Agreement will be, duly executed and delivered by Tamm and this Agreement is, and the other Tamm Documents when executed and delivered by Tamm, as contemplated hereby will be, valid and binding obligations of Tamm enforceable in accordance with their respective terms, except:

	(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

	(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)	as limited by public policy.

Capitalization of Tamm. The entire authorized capital stock and other equity securities of Tamm consists of 91,500,000 shares of common stock with a par value of $0.001 (the ”Tamm Common Stock”). All of the issued and outstanding shares of Tamm Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as contemplated, pursuant to the transactions listed in section 5.2 of this agreement and by this Agreement, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Tamm to issue any additional shares of Tamm Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Tamm any shares of Tamm Common Stock as of the date of this Agreement. Except as required by applicable securities laws, there are no agreements purporting to restrict the transfer of the Tamm Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Tamm Common Stock other than those shares held by affiliates of Tamm.

4.3	Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of this Transaction will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Tamm under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Tamm or any of its material property or assets;

	(b)	violate any provision of the applicable incorporation or charter documents of Tamm; or

	(c)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Tamm or any of its material property or assets.

4.4

Validity of Tamm Common Stock Issuable upon the Transaction. The Tamm Shares to be issued to the Selling Shareholder upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non- assessable.

4.5

Filings, Consents and Approvals. Except as required by applicable securities laws, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Tamm of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.6	Compliance.

(a)

Tamm is acquiring the DWOG Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the DWOG Shares in the United States or to U.S. Persons;

(b)

Tamm understands and agrees that none of the DWOG Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

(c)	Tamm has not engaged in any active or widespread solicitation of security holders of DWOG in connection with its acquisition of the DWOG Shares;

(d)

Tamm understands and acknowledges that (i) the DWOG Shares have not been registered under the Securities Act, are being sold as a restricted security as that term is defined in Rule 144 of the Securities Act in reliance upon an exemption from registration afforded by Section 4(2) and/or Regulation D of the Securities Act; and that such DWOG Shares have not been registered with any state securities commission or authority; and (ii) the DWOG Shares may not be transferred, sold or otherwise exchanged unless pursuant to registration under the Securities Act, or pursuant to an available exemption thereunder;

(e)

Tamm is not aware of any advertisement of any of the DWOG Shares and are not acquiring the DWOG Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(f)

Tamm possesses the financial and business experience to make an informed decision to acquire the DWOG Shares and has had access to sufficient information relating to DWOG and its business operations which would be necessary to make an informed decision to purchase the DWOG Shares.

4.7

SEC Filings. Tamm has furnished or made available to the Selling Shareholder a true and complete copy of each report, schedule, registration statement and proxy statement filed by Tamm with the SEC (collectively, and as such documents have since the time of their filing been amended, the “Tamm SEC Documents”).

5.	CLOSING CONDITIONS

5.1

Conditions Precedent to Closing by Tamm. The obligation of Tamm to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 7. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions of closing are for the benefit of Tamm and may be waived by Tamm in its sole discretion.

(a)

Representations and Warranties. The representations and warranties of the Selling Shareholder set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date.

(b)

Performance. All of the covenants and obligations of the Selling Shareholder that are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects and the Selling Shareholder must have delivered each of the documents required to be delivered by them pursuant to this Agreement.

(c)	No Action. No suit, action, or proceeding will be pending or threatened which would:

	(i)	prevent the consummation of any of the transactions contemplated by this Agreement, or

	(ii)	cause the Transaction to be rescinded following consummation.

(d)

Compliance with Securities Laws. Tamm will have received evidence satisfactory to Tamm that the Tamm Shares issuable in the Transaction will be issuable without registration pursuant to the Securities Act in reliance on a safe harbor from the registration requirements of the Securities Act.

(e)	Closing. The Closing will have occurred by the Closing Date.

5.2

Conditions Precedent to Closing by the Selling Stockholders. The obligation of the Selling Shareholder to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 7. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of the Selling Shareholder and may be waived by the Selling Shareholder in their discretion.

(a)

Performance. All of the covenants and obligations that Tamm is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Tamm must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

	(b)	No Action. No suit, action, or proceeding will be pending or threatened which would:

(i) prevent the consummation of any of the transactions contemplated by this Agreement, or

(ii) cause the Transaction to be rescinded following consummation.

	(c)	Closing. The Closing will have occurred by the Closing Date.

	(d)	Tamm shall have completed a private placement financing pursuant to which it issues up to 2,600,000 units of its securities at a price of $1.25 per unit.

6.	ADDITIONAL COVENANTS OF THE PARTIES

6.1

Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

7.	CLOSING

7.1

Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Tamm or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for the Selling Shareholder or Tamm, provided such undertakings are satisfactory to each party’s respective legal counsel.

7.2	Closing Deliveries of the Selling Shareholder. At Closing, the Selling Shareholder will deliver the DWOG Shares as required by Section 2.3 of this Agreement.

7.3	Closing Deliveries of Tamm. At Closing, Tamm will deliver or cause to be delivered share certificates representing the Tamm Shares to the Selling Shareholder.

8.	TERMINATION

8.1	Termination. Except as modified by Section 8.2 hereof, this Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a) mutual agreement of Tamm and the Selling Shareholder;

(b)

Tamm, if there has been a material breach by the Selling Shareholder of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Selling Shareholder that is not cured, to the reasonable satisfaction of Tamm, within ten business days after notice of such breach is given by Tamm (except that no cure period will be provided for a breach by the Selling Shareholder that by its nature cannot be cured);

(c)

The Selling Shareholder, if there has been a material breach by Tamm of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Tamm that is not cured by the breaching party, to the reasonable satisfaction of the Selling Shareholder, within ten business days after notice of such breach is given by the Selling Shareholder (except that no cure period will be provided for a breach by Tamm that by its nature cannot be cured); or

(d) Tamm or the Selling Shareholder if any injunction or other order of a governmental entity of competent authority prevents the consummation of the Transaction contemplated by this Agreement.

8.2

Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

9.	INDEMNIFICATION, REMEDIES, SURVIVAL

9.1

Certain Definitions. For the purposes of this Article 9, the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Tamm or the Selling Shareholder including damages for lost profits or lost business opportunities.

9.2

The Selling Shareholder Indemnity. The Selling Shareholder will indemnify, defend, and hold harmless Tamm and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Tamm and its shareholders by reason of, resulting from, based upon or arising out of:

(a) any breach by the Selling Shareholder of Section 2.2 of this Agreement; or

(b)

any misstatement, misrepresentation or breach of the representations and warranties made by the Selling Shareholder contained in or made in the Non-U.S. Shareholder Certificate, executed by the Selling Shareholder as part of the share exchange procedure detailed in Section 2.3 of this Agreement.

9.3

Tamm Indemnity. Tamm will indemnify, defend, and hold harmless the Selling Shareholder from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by the Selling Shareholder by reason of, resulting from, based upon or arising out of:

(a)

any misrepresentation, misstatement or breach of warranty of Tamm contained in or made pursuant to this Agreement, any Tamm Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by Tamm of any covenant or agreement of Tamm made in or pursuant to this Agreement, any Tamm Document or any certificate or other instrument delivered pursuant to this Agreement.

9.4

Survival of Indemnification. Notwithstanding Section 9.1 hereof, the indemnification provisions of this Article 9 will survive the Closing Date and will continue in full force and effect until two (2) years after the Closing Date.

9.5

Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. Except as set out in Section 9.4, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until six (6) months after the Closing Date.

10.	MISCELLANEOUS

10.1	Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

10.2	Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

10.3

Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

10.4

Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to the Selling Shareholder:

The Selling Shareholder’s address provided below on the signature page of this Agreement

If to Tamm:

Tamm Oil and Gas Corp.
Attention: Sean Dickenson
460 734, 7 Avenue SW, Calgary, AB V7K 2R3 Canada
Telephone: 403-975-9399
Fax: 604.986 -9091

With a copy (which will not constitute notice) to:

Clark Wilson LLP
Barristers & Solicitors
Suite 800 – 885 W. Georgia Street
Vancouver, BC V6C 3H1
Attention: Conrad Y. Nest
Telephone: 604.687.5700
Fax: 604.687.6314

All such notices and other communications will be deemed to have been received:

(a)	in the case of personal delivery, on the date of such delivery;

(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c)	in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(d)	in the case of mailing, on the fifth business day following mailing.

10.5	Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

10.6	Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

10.7	Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

10.8	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

10.9

Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

10.10	Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

10.11

Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10.12	Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

10.13

Independent Legal Advice. The Selling Shareholder confirms that it has sought and obtained independent legal advice prior to execution of this Agreement and cannot and do not rely on the representations of Tamm or its advisors respecting the legal effects of this Agreement.

10.14	Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

TAMM OIL AND GAS CORP.

Per:     /s/ Sean Dickenson
            Authorized Signatory
            Name: Sean Dickenson
            Title: President

SELLING STOCKHOLDER

ARTHUR SULZER

Per:     /s/ Arthur Sulzer
            Authorized Signatory
            Name: Title:

SCHEDULE 1

TO THE SHARE EXCHANGE AGREEMENT
AMONG TAMM OIL AND GAS CORP. AND THE SELLING SHAREHOLDER AS SET
OUT IN THE SHARE EXCHANGE AGREEMENT

NON-U.S. SHAREHOLDER CERTIFICATE

This Certificate is for use by each of the Selling Shareholder who is not a U.S. Person, as such term is defined in Regulation S of the Securities Act, that is acquiring common shares in the capital of Tamm Oil and Gas Corp. (the “Company”). The purpose of this Certificate is to assure the Company that each Selling Shareholder who is a non U.S. Person will meet the standards imposed by the Securities Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Certificate for the purposes of such determination. The undersigned Selling Shareholder hereby agrees, acknowledges, represents and warrants that:

          1.      the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

          2.      none of the Tamm Shares have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

          3.      the Selling Shareholder understands and agrees that offers and sales of any of the Tamm Shares prior to the expiration of a period of one year after the date of original issuance of the Tamm Shares (the one year period hereinafter referred to as the Distribution Compliance Period) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

          4.      the Selling Shareholder understands and agrees not to engage in any hedging transactions involving any of the Tamm Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

          5.      the Selling Shareholder is acquiring the Tamm Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Tamm Shares in the United States or to U.S. Persons;

          6.      the Selling Shareholder has not acquired the Tamm Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Tamm Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Tamm Shares; provided, however, that the Selling Shareholder may sell or otherwise dispose of the Tamm Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

          7.      the statutory and regulatory basis for the exemption claimed for the sale of the Tamm Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

          8.      Tamm is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless Tamm from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

          9.      the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Tamm Shares and, with respect to applicable resale restrictions, is solely responsible (and Tamm is not in any way responsible) for compliance with applicable resale restrictions;

          10.      the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Tamm Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Tamm Shares;

          11.      neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Tamm Shares;

          12.      the Tamm Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

          13.      the undersigned acknowledges and agrees that Tamm shall refuse to register any transfer of the Tamm Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

          14.      the undersigned understands and agrees that the Tamm Shares will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS,

AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

          17.      the address of the undersigned included herein is the sole address of the undersigned as of the date of this Certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Arthur Sulzer	Date: _____________________________________
Name of Selling Stockholder

Authorized Signatory

Title (if applicable)
Oberer Hüsliweg 33
CH-8166 Niederweningen, Switzerland
Address

Switzerland
Jurisdiction of Incorporation (if applicable)